EXECUTION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (the “Agreement”), dated as of January 1, 2007, is between HSI Asset Securitization Corporation, a Delaware corporation (the “Company”), and HSBC Bank USA, National Association, a national banking association (the “Seller”).

The Company and the Seller hereby recite and agree as follows:

1.           Defined Terms. Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of January 1, 2007, by and among HSI Asset Securitization Corporation, as depositor, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, Wells Fargo Bank, N.A., as custodian (the “Custodian”), OfficeTiger Global Real Estate Services Inc., as credit risk manager, and Deutsche Bank National Trust Company, as trustee (the “Trustee”), relating to the issuance of the HSI Asset Loan Obligation Trust 2007-WF1 Mortgage Pass-Through Certificates, Series 2007-WF1 (the “Pooling and Servicing Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned to them in the Pooling and Servicing Agreement.

2.           Purchase of Mortgage Loans. The Seller hereby sells, transfers, assigns and conveys, and the Company hereby purchases the mortgage loans (the “Mortgage Loans”) listed on the Mortgage Loan Schedule in Exhibit 1.

3.           Purchase Price; Purchase and Sale. The purchase price (the “Purchase Price”) for the Mortgage Loans shall be $299,041,842.21 inclusive of accrued and unpaid interest on the Mortgage Loans at the weighted average interest rate borne by the Mortgage Loans from the date hereof to but not including the Closing Date, payable by the Company to the Seller on the Closing Date either (i) by appropriate notation of an inter-company transfer between affiliates of HSBC or (ii) in immediately available federal funds wired to such bank as may be designated by the Seller.

Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Company all the right, title and interest of the Seller in and to the Mortgage Loans as of the Cut-Off Date, including all interest and principal due on the Mortgage Loans after the Cut-Off Date (including Scheduled Payments due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies.

The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

4.           Representations and Warranties. The Seller hereby represents and warrants to the Company with respect to each Mortgage Loan as of the date hereof and as of the Closing Date as follows:

(a)	With respect to each Mortgage Loan, as of the date hereof and as of the Closing Date:

(1)
All payments required to be made up to the Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment under any Mortgage Loan has been thirty (30) days delinquent more than one time within twelve (12) months prior to the Closing Date;

(2)
There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, ground rents, insurance premiums, leasehold payments, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

(3)
From and after the Initial Sale Date to the Closing Date, the terms of the Mortgage and related Mortgage Note, have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded or registered with the MERS System, if necessary, to protect the interests of the Seller and is retained by the Originator in the servicing file; the related Mortgage Note has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

(4)
The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the related Mortgage Note or Mortgage, or the exercise of any right thereunder, render either such Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(5)
The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

(6)
No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller or the Mortgagor (except with respect to the accuracy of information not verified in the origination process for those loans listed on Exhibit E to the Seller’s Warranties and Servicing Agreement);

(7)
The Mortgaged Property securing the Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located;

(8)
From and after the Initial Sale Date to the Closing Date, each Mortgage Loan complied with any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection and privacy, equal credit opportunity, disclosure, fair housing and predatory and abusive and fair lending laws applicable to such Mortgage Loan. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(9)
The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse, provided, however, that any condominium project or planned unit development shall conform to the applicable Fannie Mae or Freddie Mac requirements, or the Originator’s underwriting guidelines, regarding such dwellings, and no residence or dwelling is a mobile home;

(10)
The Mortgage is a valid, subsisting and enforceable first lien on the related Mortgaged Property, including all buildings on such Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

(i)	the lien of current real property taxes and assessments not yet due and payable;

(ii)
covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the Originator and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and (b) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal; and

(iii)
other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

(11)
Any future advances made after the Initial Sale Date and prior to the Closing Date, have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(12)
The Seller is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Seller has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Seller is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

(13)
The Mortgage Loan is covered by an American Land Title Association lender’s title insurance policy (or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance), or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (i), (ii) and (iii) of representation 10 above, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Rate and monthly payment. Additionally, such lender's title insurance policy includes no exceptions regarding ingress, egress or encroachments that impact the value or the marketability of the Mortgaged Property. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by the Seller’s Warranties and Servicing Agreement. No claims have been made under such lender's title insurance policy, and as of the Closing Date no prior holder of the mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

(14)
There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

(15)
There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in representation 12 above;

(16)
Except as insured against by the title insurance policy referenced in representation 12 above, from and after the Initial Sale Date to the Closing Date, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(17)	As of the Initial Sale Date, and to the best of the Seller’s knowledge, the Mortgaged Property was lawfully occupied under applicable law;

(18)
The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the related Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in representation 10 above;

(19)
From and after the Initial Sale Date to the Closing Date, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

(20)
From and after the Initial Sale Date to the Closing Date, there has been no proceeding pending or to the best of the Seller’s knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

(21)
No Mortgage Loan is (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) categorized as a “Covered” or “High Cost,” as applicable, pursuant to the Standard & Poor’s Glossary for File Format for LEVELS® Version 5.7, Appendix E, in effect on the Intial Sale Date or (c) a “high cost home,” “threshold,” “covered” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any applicable state, federal or local law;

(22)
The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) 100% of the insurable value, on a replacement cost basis, of the improvements on the related Mortgaged Property and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Company upon the consummation of the transactions contemplated by this Agreement. The Seller has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

(23)
From and after the Initial Sale Date to the Closing Date, no Mortgagor has notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended;

(24)
From and after the Initial Sale Date to the Closing Date, no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and as of the Closing Date, the Seller has not received notice that any Mortgagor is a debtor under any state or federal bankruptcy or insolvency proceeding;

(25)
There is no pending action or proceeding directly involving the Mortgaged Property of which the Seller is aware in which compliance with any applicable environmental law, rule or regulation is an issue; and to the best of the Seller’s knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of the Mortgaged Property;

(26)
No Mortgage Loan originated on or after October 1, 2002, will impose a prepayment premium for a term in excess of 3 years after its origination. No Mortgage Loan originated before October 1, 2002, will impose a prepayment premium for a term in excess of 5 years after its origination. Each Prepayment Premium with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law; and

(27)	No mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(b)	[Reserved.]

It is understood and agreed that the representations and warranties of the Seller set forth in this Section 4 shall survive the Closing Date. Upon the discovery by either the Seller or the Company of a breach of any of the foregoing representations and warranties (excluding a breach with respect to the representation made in subparagraph (a)(25) of Section 4 above) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the Originator under the Pooling and Servicing Agreement, the party discovering the breach shall give prompt written notice to the other. Within 30 days of the earlier of either discovery by or notice to the Seller of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan, the Seller shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Seller shall, at the Company’s option as specified in writing and provided to the Seller, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan; or (ii) repurchase such Mortgage Loan at the Repurchase Price.

Notwithstanding the preceding paragraph, in connection with the Seller’s representations and warranties made in subparagraph (a)(25) of Section 4 and within 90 days of the earlier of discovery by the Seller or receipt of notice from the Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge, pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Distribution Account no later than the Remittance Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred.

5.           Repurchase and Substitution of Mortgage Loans. In the event the Originator fails to perform its repurchase or substitution obligations under Section 2.03 of the Pooling and Servicing Agreement resulting from the insolvency or financial inability of the Originator to do so, the Seller may, in its sole discretion, opt to undertake such repurchase or substitution.

6.           Underwriting. The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to this Agreement or the underwriting agreement dated February 5, 2007, among the Company, the Seller, HSBC Securities (USA) Inc., Blaylock & Company, Inc. and Utendahl Capital Partners, L.P. at or prior to the Closing Date.

7.           Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at HSI Asset Securitization Corporation, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance, or, if sent to the Seller, be addressed to it at HSBC Bank USA, National Association, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance.

8.           Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HSI ASSET SECURITIZATION
CORPORATION

By:       /s/ Andrea Lenox
Name: Andrea Lenox
Title: Senior Vice President

HSBC BANK USA, NATIONAL
ASSOCIATION

By:    /s/ Jon E. Voigtman
Name: Jon E. Voigtman
Title: Officer #14311

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “HALO 2007-WF1 Mortgage Loan
Schedules” at the Washington, DC offices of McKee Nelson LLP]

1-1